UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2018

STAG INDUSTRIAL, INC.
(Exact name of registrant specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor
Boston, Massachusetts 02110
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
At the annual meeting of stockholders of STAG Industrial, Inc. (the “Company”) held on April 30, 2018, the Company’s stockholders approved the Amended and Restated STAG Industrial, Inc. 2011 Equity Incentive Plan (the “Amended 2011 Plan”), under which the Company may issue equity-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock awards and other awards based on shares of the Company’s common stock, such as LTIP units in the Company’s operating partnership, to executive officers, directors, employees and other individuals providing bona fide services to or for the Company or its affiliates. The amendment increased the total number of shares of common stock authorized and reserved for issuance under the Amended 2011 Plan by 3,000,000 shares to an aggregate of 6,642,461 shares (6.5% of the issued and outstanding shares of the Company’s common stock and common units and LTIP units of the Company’s operating partnership as of March 12, 2018), subject to certain adjustments as described in the Amended 2011 Plan. Awards previously granted under the STAG Industrial Inc. 2011 Equity Incentive Plan will remain in effect pursuant to their terms. A description of the material terms of the Amended 2011 Plan can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Company on March 21, 2018 entitled “Proposal 4: Amended and Restated STAG Industrial, Inc. 2011 Equity Incentive Plan,” which description is incorporated by reference into this Current Report on Form 8-K.
The foregoing summary is qualified in its entirety by reference to the Amended 2011 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On May 1, 2018, the Company filed Articles of Amendment (“Articles of Amendment”) to the Articles of Amendment and Restatement of the Company with the Maryland State Department of Assessments and Taxation in order to allow both directors and stockholders to amend the Company’s bylaws in accordance with the provisions of the bylaws. The Articles of Amendment were duly approved by the Company’s stockholders at the annual meeting of stockholders held on April 30, 2018 and were effective upon filing. A description of the material terms of the Articles of Amendment can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Company on March 21, 2018 entitled “Proposal 3: Amendment to Charter to Provide Stockholders with the Ability to Amend Our Bylaws” and is incorporated by reference into this Current Report on Form 8-K.
In addition, effective upon the filing of the Articles of Amendment on May 1, 2018, the Company adopted amended and restated bylaws of the Company (the “Third Amended and Restated Bylaws”), which allow for the bylaws to be adopted, altered or repealed by the board of directors or by the stockholders, by the affirmative vote of a majority of the outstanding shares entitled to vote on the matter.
The foregoing summary is qualified in its entirety by reference to the Articles of Amendment and the Third Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On April 30, 2018, the Company held its annual meeting of stockholders. The matters on which the stockholders voted, in person or by proxy, were:

1.	the election of eight directors to hold office until the 2019 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.	the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018;

3.	the approval of the Articles of Amendment;

4.	the approval of the Amended 2011 Plan;

5.	the approval, by non-binding vote, of the Company’s executive compensation; and

6.	the recommendation, by non-binding vote, on the frequency of executive compensation votes.
The eight nominees were elected, the ratification of the appointment of the independent registered public accounting firm was approved, the Articles of Amendment were approved, the Amended 2011 Plan was approved, executive compensation was approved and one year was the frequency of executive compensation votes recommended by the stockholders. The results of the voting were as follows:
Proposal 1: Election of Directors:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Benjamin S. Butcher	72,113,444	2,008,033	-0-	16,353,981
Virgis W. Colbert	71,337,823	2,783,654	-0-	16,353,981
Michelle Dilley	73,665,399	456,078	-0-	16,353,981
Jeffrey D. Furber	70,581,874	3,539,603	-0-	16,353,981
Larry T. Guillemette	71,316,038	2,805,439	-0-	16,353,981
Francis X. Jacoby III	72,961,051	1,160,426	-0-	16,353,981
Christopher P. Marr	72,902,067	1,219,410	-0-	16,353,981
Hans S. Weger	71,313,277	2,808,200	-0-	16,353,981

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants:

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,557,204	2,788,050	130,204	-0-

Proposal 3: Approval of the Articles of Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,736,017	113,977	271,483	16,353,981

Proposal 4: Approval of the Amended 2011 Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,596,853	16,133,857	390,767	16,353,981

Proposal 5: Approval of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,121,853	35,573,262	426,362	16,353,981

Proposal 6: Recommendation of the Frequency of Executive Compensation Votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
72,054,130	205,574	1,658,237	203,536	16,353,981
Consistent with the recommendation of the board of directors and management, more than a majority of the votes cast at the annual meeting of stockholders held on April 30, 2018 recommended that the Company hold future advisory votes on executive compensation on an annual basis.  In light of these voting results and other factors, the board of directors determined that the Company will hold future advisory votes on executive compensation on an annual basis until the next required non-binding advisory vote on the frequency of such votes on executive compensation. The Company is required to hold advisory votes on frequency every six years.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment of STAG Industrial, Inc.
3.2	Third Amended and Restated Bylaws of STAG Industrial, Inc.
10.1	Amended and Restated STAG Industrial, Inc. 2011 Equity Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel
and Secretary
Dated: May 1, 2018